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Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Feb 29, 2000
Current Due Period Ending                           Mar 31, 2000
Prior Distribution Date                             Mar 14, 2000
Distribution Date                                   Apr 14, 2000


Beginning Trust Principal Receivables           3,785,875,921.66
Average Principal Receivables                   3,785,714,146.68
FC&A Collections (Includes Recoveries)             60,537,690.29
Principal Collections                             110,434,786.35
Additional Balances                                39,331,453.87
Net Principal Collections                          71,103,332.48
Defaulted Amount                                   29,343,098.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,583,128.00

Beginning Participation Invested Amount           394,812,220.10
Beginning Participation Unpaid Principal          394,812,220.10
Balance
Ending Participation Invested Amount              384,336,659.40
Ending Participation Unpaid Principal Balance     384,336,659.40

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   8.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 394,812,220.10
Numerator for Fixed Allocation                    404,968,517.13
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Applicable Allocation Percentage                        10.4290%
Investor FC&A Collections                           6,313,477.19

Series Participation Interest Default Amount
Numerator for Floating Allocation                 394,812,220.10
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)
Floating Allocation Percentage                          10.4290%
Series Participation Interest Default Amount        3,060,192.43


Principal Allocation Components
Numerator for Floating Allocation                 394,812,220.10
Numerator for Fixed Allocation                    404,968,517.13
Denominator - Max(Sum of Numerators, Principal  3,785,714,146.68
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.2500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.2500%
(c) Rate Sufficient to Cover Interest, Yield             6.3729%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          394,812,220.10
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      2,464,834.62

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,          10,475,560.70
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       7,415,368.27
or e]
(b) prior to Accelerated Amort. Date or not         7,415,368.27
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      10.4290%
(d) Net Principal Collections                      71,103,332.48
(e) after Accelerated Amort Date or Early Amort    11,813,520.50
Period, [f*g]
(f) Fixed Allocation Percentage                         10.6973%
(g) Collections of Principal                      110,434,786.35

(h) Minimum Principal Amount, [Min(i,l)]            5,625,676.41
(i)  Floating Allocation Percentage of             11,517,246.54
Principal Collections
(j)  2.2% of the Series Participation Interest      8,685,868.84
Invested Amount
(k) Series Participation Interest Net Default       3,060,192.43
Payment Amount
(l)  the excess of (j) over (k)                     5,625,676.41

(m) Series Participation Interest Net Default       3,060,192.43
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     6,313,477.19
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,464,834.62
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        3,060,192.43
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  658,020.37
Excess [Sec. 4.11(a)(vi)]                             130,429.77

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest                                 877,910,949.94

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Series 1997-1

Owner Trust Calculations
Due Period Ending         Mar 31, 2000

Payment Date              Apr 17, 2000



Calculation of Interest Expense


Index (LIBOR)                6.003750%

Accrual end date          Apr 17, 2000

accrual beginning date    Mar 15, 2000

and days in Interest Period         33


                 Class A-1   Class A-2   Class A-3     Class B   Certificates   Overcoll
                                                                                 Amount
Beginning      205,217,986  39,481,222   51,325,589   37,507,161  27,636,855   33,643,407
Unpaid
Principal
Balance

Previously            0.00        0.00         0.00         0.00        0.00
unpaid
interest/yield

Spread to           0.125%      0.250%       0.350%       0.650%      1.000%
index
Rate (capped     6.128750%   6.253750%    6.353750%    6.653750%
7.003750%
at 12.5%, 14%,
14%, 14%, 15%)

Interest/Yield   1,152,919     226,330      298,934      228,766     177,431
Payable on the
Principal
Balance

Interest on           0.00        0.00         0.00         0.00        0.00
previously
unpaid
interest/yield

Interest/Yield   1,152,919     226,330      298,934      228,766     177,431
Due

Interest/Yield   1,152,919     226,330      298,934      228,766     177,431
Paid


Summary



Beginning
Security       205,217,986  39,481,222   51,325,589   37,507,161  27,636,855   33,643,407
Balance

Beginning
Adjusted       205,217,986  39,481,222   51,325,589   37,507,161  27,636,855
Balance

Principal Paid
                 5,445,176   1,047,556    1,361,823      995,178     733,289      974,791

Ending
Security       199,772,810  38,433,666   49,963,766   36,511,983  26,903,566   32,750,869
Balance

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Ending
Adjusted       199,772,810  38,433,666   49,963,766   36,511,983  26,903,566
Balance

Ending                                                               7.0000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted
Balance        199,855,063  38,433,666   49,963,766   36,511,983  26,903,566

Minimum
Adjusted                    16,000,000   20,800,000   15,200,000  11,200,000   13,600,000
Balance

Certificate
Minimum                                                            3,882,185
Balance

Ending OC
Amount as                                                                      24,441,237
Holdback
Amount

Ending OC
Amount as                                                                       8,309,632
Accelerated
Prin Pmts



Beginning Net         0.00        0.00         0.00         0.00        0.00        0.00

Charge offs
Reversals             0.00        0.00         0.00         0.00        0.00        0.00

Charge offs           0.00        0.00         0.00         0.00        0.00        0.00

Ending Net            0.00        0.00         0.00         0.00        0.00        0.00

Charge Offs


Interest/Yield  $1.5802069  $4.7152129   $4.7906111   $5.0168055   $5.2806991
Paid per $1000

Principal Paid  $7.4632342 $21.8240848  $21.8240849  $21.8240846  $21.8240848
per $1000

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Series 1997-1  Owner Trust Calculations
Due Period                                            March 2000
Payment Date                                        Apr 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections       10,475,560.70
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          82,252.55

Series Participation Interest Monthly Interest      2,464,834.62

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,152,918.92
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           226,330.22
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           298,934.13
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             228,766.33
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        177,431.49
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A-1 to Targeted Principal Balance-      5,362,923.12
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,047,556.07
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,361,822.90
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           995,178.26
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       733,289.25
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           974,791.10
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            82,252.55
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(f)

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Remaining Amounts to Holder of Designated             298,200.98
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       974,791.10
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           82,252.55
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       892,538.55
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            7,332.89



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